EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of WW International, Inc. (the “Company”) for the quarterly period ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2026	Signature:	/s/ Felicia DellaFortuna
Felicia DellaFortuna
Chief Financial Officer and Member, Interim Office of the Chief Executive
(Principal Executive Officer and Principal Financial Officer)

	Signature:	/s/ Jonathan Volkmann
Jonathan Volkmann
Chief Operations Officer and Member, Interim Office of the Chief Executive
(Principal Executive Officer)